Cardtronics Acquisition of Cardpoint Limited

August 7, 2013

CARDTRONICS

www.cardtronics.com

Forward Looking Statements

CARDTRONICS

Certain statements and information in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "plan," "intend," "foresee," "should," "would," "could" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we currently anticipate. All comments concerning our expectations for future revenues and operating results are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: (1) the Company's financial outlook and the financial outlook of the ATM industry; (2) the Company's ability to respond to recent and future network and regulatory changes, including potential requirements surrounding Europay, MasterCard and Visa ("EMV") security standards; (3) the Company's ability to respond to potential reductions in the amount of net interchange fees that it receives from global and regional debit networks for transactions conducted on its ATMs due to pricing changes implemented by those networks as well as changes in how issuers route their ATM transactions over those networks; (4) the Company's ability to renew and strengthen its existing customer relationships and add new customers; (5) the Company's ability to pursue and successfully integrate acquisitions, including the Cardpoint Acquisition; (6) the Company's ability to provide new ATM solutions to retailers and financial institutions; (7) the Company's ATM vault cash rental needs, including potential liquidity issues with its vault cash providers and its ability to continue to secure vault cash rental agreements in the future; (8) the Company's ability to successfully manage its existing international operations and to continue to expand internationally; (9) the Company's ability to prevent security breaches; (10) the Company's ability to manage the risks associated with its third-party service providers failing to perform their contractual obligations; (11) the Company's ability to manage concentration risks with key customers, vendors, and service providers; (12) changes in interest rates and foreign currency rates; (13) the Company's ability to successfully implement its corporate strategy; (14) the Company's ability to compete successfully with new and existing competitors; (15) the Company's ability to meet the service levels required by its service level agreements with its customers; (16) the additional risks the Company is exposed to in its U.K. armored transport business; and (17) the Company's ability to retain its key employees.

Other factors that could cause our actual results to differ from our projected results are described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, our reports and registration statements filed from time to time with the Securities and Exchange Commission and other announcements we make from time to time. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

In addition, today's presentation includes certain non-GAAP financial measures as defined under SEC Regulation G. A reconciliation of those measures to the most directly comparable GAAP measures have been included in the presentation where we are able to provide a reconciliation. For further information on the definition and our opinion regarding the usefulness of the non-GAAP financial measures included in the presentation, please see our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Transaction Overview

CARDTRONICS

Purchase of Cardpoint Limited (UK & Germany)

- **Purchased 100% of the stock of Cardpoint Limited**
  - Cardpoint Limited is a leading European ATM operator
- **Consideration:** £100MM cash at closing (approximately $153MM)
- **Closing Date:** August 7, 2013
- **ATM Operations:**
  - 7,100 ATMs in U.K. operating as Cashzone
  - 800 ATMs in Germany operating as Cardpoint

Strategic Rationale – Growth, Scale & Geographic Expansion

CARDTRONICS

bankmachine + cashzone™ + cardpoint

CARDTRONICS EUROPE



Benefit from strength of cash in U.K. and Germany


bankmachine +
cashzone
bankmachine

Realize beneficial scale advantages in the U.K.



Enter attractive new market for CATM: Germany



Significant complementary capabilities

UK and Germany: Marketplace Dynamics

CARDTRONICS

ATM Penetration: ATMs/Million People



U.S.
U.K.
France
Italy
Germany
0
500
1,000
1,500

ATM Withdrawals per Adult



U.K.
France
Germany
U.S.
Italy
0
10
20
30
40
50
60

Cash Share of Consumer Payments



Spain
Germany
France
U.K.
U.S.
0%
20%
40%
60%
80%
100%

Total ATMs: Bank and Non-Bank



Germany
U.K.
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
Bank
Non-Bank
Bank Machine
Cashzone/Cardpoint

Source: UK Payments Council; Federal Reserve Bank of Boston "Trends in Consumer Payments"; Management Estimates; OC&C

UK and Germany: Revenue Sources

	bankmachine / cashzone United Kingdom	cardpoint Germany
Surcharges Paid by Consumers	£	€
Interchange Paid by Issuers	£	€
Dynamic Currency Conversion	£	€
New Revenue • UKash • Advertising (i-design) • Managed Services	£	To come



Management Team

CARDTRONICS

- **Jonathan Simpson-Dent – Managing Director, Cardtronics Europe**
  - Joined Cashzone as Managing Director in February 2012
  - Seasoned leader in private equity and public company environments with strategy development expertise
  - PepsiCo: Europe CFO – 7 years
  - McKinsey: Senior Engagement Manager – 4 years
  - Chartered Accountant, B.A. (Hons) from Cambridge University
- **Jeremy Kraft – Finance Director, Cardtronics Europe**
  - Seasoned finance professional with over 25 years experience in financial roles
  - Previous experience:
    - RP Martin Holdings Limited, an inter-dealer broker: Finance Director – 9 years
    - CB Richard Ellis, a multinational commercial real estate broker: UK Finance Director – 2 years
    - B.A. (Hons) in Economics from Manchester Polytechnic
- **Andreas Raabe – Managing Director, Germany**
  - Joined Cardpoint Germany in 2010
  - 20 years experience in the ATM and payments industry
    - GE Money: various leadership positions with GE Capital and GE Consumer Finance
    - Santander Germany

Complementary Organizations

CARDTRONICS

Primarily pay-to-use ATM portfolio

cashzone


cash zone
free cash withdrawals
Bank Machine

Outbound sales and marketing assets and processes

Multi-lingual call center

bankmachine

Extensive free-to-use ATM portfolio

greenteam services ltd

new wave Installations

Operations and logistics expertise and scale

Complementary Customer Base

CARDTRONICS

Cashzone and Bank Machine's strong relationships complement one another

Motorway Service Area	Petrol Forecourt	Convenience Store	Grocery	Food and Leisure	Transit and Other
moto	Shell	SCOTMID	Waitrose	McDonald's	SOUTHERN
WELCOMEBREAK	bp	SPAR	BOOTHS	MERLIN ENTERTAINMENTS GROUP	NetworkRail
roadchef	murco	Costcutter	ASDA	ASPERS CASINO	BT
eG Euro Garages	MRH (GB) LIMITED	McColl's			

Legend: Existing Account Relationships

bankmachine — Both

cashzone

Cardtronics Europe = New Growth Engine

CARDTRONICS

($ in millions)		Cashzone/ Cardpoint	Bank Machine	Cardtronics Europe[1]	% of Proforma CATM[2]
ATMs	UK (Free-To-Use)	1,800	2,800	4,600	
	UK (Pay-To-Use)	5,300	1,500	6,800	
	Germany	800	0	800	
	Total	7,900	4,300	**12,200**	**15%**
Total Transactions (MM)	UK	106.2	279.3	385.5	
	Germany	3.3	0	3.3	
	Total	109.5	279.3	**388.8**	**42%**
Revenue	**Total**	$105.5	$125.0	**$230.5**	**25%**
Adjusted EBITDA[3]	**Total**	$26.4	$21.1	**$47.5**	**21%**

1. Cardtronics Europe represents the proforma combined business of Bankmachine (UK), Cashzone (UK) and Cardpoint (Germany).
2. Cardtronics Europe as a percent of pro forma Cardtronics and Cardpoint combined (as of TTM June 30, 2013). Assumes Cardpoint acquisition occurred on of July 1, 2012.
3. Adjusted EBITDA is a non-GAAP financial measure as defined under SEC Regulation G. For further information regarding the definition of the measure and the Company's opinion regarding the usefulness of this measure, please see the Company's 2013 second quarter Form 10-Q and its 2012 Form 10-K filed with the SEC.

Note: ATMs are as of June 30, 2013 and Revenue, Adjusted EBITDA and transactions are based on trailing 12 months as of June 2013 and are converted at a GBP to USD exchange rate of 1.57 and a Euro to USD rate of 1.30.

Deal Terms and Financing

- **Purchase Price £100MM ($153MM)**
  - All cash at closing
  - Acquisition multiple: ~6x TTM EBITDA
- **Financing**
  - Expanded bank credit line from $250MM to $375MM
  - Transaction initially funded by bank line
    - $270MM now drawn, leaving ~$100MM remaining
  - Long-term financing TBD
  - Guidance assumes high-yield debt at current market rates
- **Resulting CATM leverage**
  - Pro forma Net Debt / TTM EBITDA – 2.0x

Updated Guidance

($ in millions, except per share figures)	Revenue	Adjusted EBITDA	Adjusted Net Income per Share
Updated 2013 Guidance	$860MM-$875MM	$214MM-$219MM	$1.83-$1.89
Preliminary 2014 Guidance	$980MM - $1B	$240MM-$250MM	$2.15-$2.25

Note: Assumed GBP to USD exchange rate of 1.50 and a Euro to USD rate of 1.30.

Non-GAAP Reconciliation - Guidance

CARDTRONICS

	Estimated Range - Full Year 2013		
	(In millions, except per share information)		
Net income	$ 44.7	-	$ 47.1
Adjustments:			
Interest expense, net	24.1	-	24.1
Amortization of deferred financing costs	0.9	-	0.9
Income tax expense	29.0	-	30.5
Depreciation and accretion expense	68.6	-	69.6
Amortization expense	28.0	-	28.0
EBITDA	$ 195.3	-	$ 200.2
Add back:			
Noncontrolling interests	(1.8)	-	(1.7)
Loss on disposal of assets	1.0	-	1.0
Stock-based compensation expense	13.5	-	13.5
Acquisition-related costs	8.0	-	8.0
Other expense, net	(2.5)	-	(2.5)
Other adjustments	0.5	-	0.5
Adjusted EBITDA	$ 214.0	-	$ 219.0
Less:			
Interest expense, net [(1)]	24.0	-	24.0
Depreciation and accretion expense [(1)]	67.0	-	68.0
Income tax expense (at 33.5%) [(2)]	41.2	-	42.5
Adjusted Net Income	$ 81.8	-	$ 84.5
Adjusted Net Income per diluted share	$ 1.83	-	$ 1.89
Weighted average shares outstanding – diluted	44.7	-	44.7

[(1)] Amounts exclude 49% of the expenses to be incurred by the Company's Mexico subsidiary as such amounts are allocable to the noncontrolling interest shareholders.

[(2)] 33.5% represents the Company's estimated weighted average long-term cash tax rate based on the Company's estimate of profits across its jurisdictions. Due to the Cardpoint acquisition only being completed in the third quarter of 2013, this estimated rate is slightly higher than the rate that the Company expects in future periods.

Note: The Company has not yet completed its full budget and projections for 2014, and as a result, is unable to provide an accurate reconciliation of the estimated non-GAAP measures for 2014 to the nearest GAAP measures. The 2014 guidance provided for the non-GAAP measures are based on management's initial projections for its existing business based on preliminary forecasts of its business in 2014 and the estimated contribution of the Cardpoint acquisition. As there are many uncertainties as with any acquisition, the information provided herein is based on Management's reasonable performance expectations as of the date it is provided. In addition to the general risks described in our forward-looking statement on page two, additional uncertainties that could materially impact our current projections for 2013 and our initial preliminary 2014 projections include, but are not limited to actual business performance relative to expectations and recent history, customer retention, changes in vendor terms, general market conditions, financing costs, employee retention and costs, professional fees, foreign currency translation rates, specific legal matters, purchase accounting considerations, our ability to realize estimated cost synergies, and other factors.

Thank you!

Questions?

CARDTRONICS

www.cardtronics.com